AGREEMENT

THIS AGREEMENT is made and entered into this 20th day of April, 2017, by and between TEKFINE, LLC, a Utah limited liability company ("Tekfine"), and CIRTRAN CORPORATION, a Nevada corporation ("CirTran"), based on the following:

Premises

A. CirTran is obligated to YA Global Investments, L.P., a Cayman Islands exempt limited partnership ("YA Global"), in the approximate amount of $3,437,798 as of the date hereof, plus interest at the contract rate until paid in full, as evidenced by that certain Amended, Restated, and Consolidated Secured Convertible Debenture made and issued by CirTran and delivered to YA Global, payee, with an original issuance date of December 31, 2007 (the "Debenture"), and related documentation described on Exhibit A attached hereto and incorporated herein by this reference (together, the "Assigned Contracts").

B. By written agreement of even date between Tekfine and YA Global, it has assigned to Tekfine all of its right, title, and interest in the Debenture and Assigned Contracts identified on Exhibit A.

C. The Debenture sets forth the terms and conditions under which it can be converted to common stock of CirTran, subject to an ownership limitation that precludes the conversion if, upon the issuance of shares pursuant to such conversion, the holder would become the owner, beneficially or of record, of in excess of 4.99% of CirTran's outstanding common stock, as beneficial ownership is determined under the Securities Exchange Act of 1934 (the "Ownership Limitation"). CirTran believes that the assignment of the Debenture and related assigned contracts by YA Global to Tekfine is in CirTran's best interests and, in order to induce the completion of such transaction, has agreed to waive such Ownership Limitation in certain circumstances as provided herein.

D. Tekfine has agreed to purchase the Debenture and related assigned notes from YA Global as part of a transaction in which Tekfine is loaning funds to CirTran.

Agreement

NOW, THEREFORE, upon the foregoing premises, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Tekfine will advance $200,000 to CirTran pursuant to a new Secured Convertible Debenture ("New Convertible Debenture"), with substantive terms consistent with the Debenture to evidence the obligation to repay such additional advances, which will be disbursed by Kruse Landa Maycock & Ricks pursuant to a separate letter of instructions in accordance with the Disbursement Schedule attached hereto as Exhibit B. CirTran shall execute and deliver the New Convertible Debenture against transmittal of such funds.

2. CirTran and each of the CirTran affiliates who are parties to the Assigned Contracts consent to the assignment of the Assigned Contracts from YA Global to Tekfine, ratify and approve the reissuance of the Debenture to Tekfine, agree that each of the Assigned Contracts remains in full force and effect, agree and acknowledge that all of their respective duties and obligations under the Assigned Contracts remain in effect and apply to the reissued Debenture, the New Convertible Debenture provided for in section 1 above, and the obligations of CirTran under the reissued Debenture and New Convertible Debenture. Each of CirTran and the CirTran affiliates will do all acts requested by Tekfine to file and

amend all financing statements and other records to show Tekfine is the creditor entitled to exercise all rights as a secured party under applicable law.

3. After the earliest date upon which Tekfine can sell CirTran common stock issuable on conversion of the New Convertible Debenture under Rule 144 promulgated under the Securities Act of 1933, Tekfine will abstain from the conversions under the Debenture until the obligation evidenced by the New Convertible Debenture is paid in full.

4. CirTran shall reimburse Tekfine and its affiliates for all costs and expenses of acquiring the Debenture and making the additional advance contemplated hereby in an amount equal to the funds distributed for legal fees and costs pursuant to the Disbursement Schedule.

5. This Agreement shall be governed by and construed under and in accordance with the laws of the state of Utah without giving effect to any choice or conflict of law provision or rule (whether the state of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Utah.

6. No party shall assign its rights and obligations under this Agreement without the written consent of the other party. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their permitted successors and assigns.

7. This Agreement may be executed in multiple counterparts of like tenor, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

TEKFINE, LLC (a Utah limited liability Company)
By and through its manager,
PINYON CANYON, LLC

By: ______________________________
Andrew Gallup, Duly Authorized Person

CIRTRAN CORPORATION

By: ______________________________
Iehab J. Hawatmeh
Chief Executive Officer

[CirTran affiliates acceptance on following page.]

amend all financing statements and other records to show Tekfine is the creditor entitled to exercise all rights as a secured party under applicable law.

3. After the earliest date upon which Tekfine can sell CirTran common stock issuable on conversion of the New Convertible Debenture under Rule 144 promulgated under the Securities Act of 1933, Tekfine will abstain from the conversions under the Debenture until the obligation evidenced by the New Convertible Debenture is paid in full.

4. CirTran shall reimburse Tekfine and its affiliates for all costs and expenses of acquiring the Debenture and making the additional advance contemplated hereby in an amount equal to the funds distributed for legal fees and costs pursuant to the Disbursement Schedule.

5. This Agreement shall be governed by and construed under and in accordance with the laws of the state of Utah without giving effect to any choice or conflict of law provision or rule (whether the state of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Utah.

6. No party shall assign its rights and obligations under this Agreement without the written consent of the other party. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their permitted successors and assigns.

7. This Agreement may be executed in multiple counterparts of like tenor, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

TEKFINE, LLC (a Utah limited liability Company)
By and through its manager,
PINYON CANYON, LLC

By: ______________________________
Andrew Gallup, Duly Authorized Person

CIRTRAN CORPORATION

By: ______________________________
Iehab J. Hawatmeh
Chief Executive Officer

[CirTran affiliates acceptance on following page.]

FOR AND IN CONSIDERATION of the benefits the undersigned will receive, directly and indirectly, from the advance made to CirTran and acceptance of the reissued Debenture and New Convertible Debenture by Tekfine, each of the undersigned agrees to the terms of section 2 of this Agreement effective the 20th day of April 2017.

Racore Network, Inc.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

CirTran - Asia, Inc.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

CirTran Beverage Corp.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

CirTran Media Corp.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

CirTran Online Corp.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

CirTran Products Corp.

By: ______________________
Iehab J. Hawatmeh
Chief Executive Officer

____
Iehab J. Hawatmeh, Individually